July 30, 2025 Exhibit 99.1

Forward-Looking Statements This communication relates to a proposed transaction between Palo Alto Networks, Inc. (“PANW”) and CyberArk Software Ltd. (“CyberArk”). This communication includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical or current facts, including, without limitation, statements regarding expected future business and financial performance, the expected future benefits to PANW, CyberArk, and their respective customers from completing the proposed transaction, the anticipated future integration of PANW’s and CyberArk’s capabilities and the benefits they will deliver, the expected completion of the proposed transaction, the expected timing for the completion of the proposed transaction, the expected accretion to free cash flow, revenue growth, and gross margin and the timing of the synergies from the proposed transaction, made in this communication are forward-looking. We use words such as “anticipates,” “believes,” “continue,” “estimate,” “expects,” “future,” “intends,” “may,” “plan,” and similar expressions to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements reflect management’s current expectations and are inherently uncertain. Actual results could differ materially for a variety of reasons. There are a significant number of factors that could cause actual results to differ materially from forward-looking statements made or implied in this communication, including: the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction between PANW and CyberArk; PANW’s ability to successfully integrate CyberArk’s businesses and technologies; the risk that the expected benefits and synergies of the proposed transaction may not be fully achieved in a timely manner, or at all; the risk that PANW or CyberArk will be unable to retain and hire key personnel; the risk associated with CyberArk’s ability to obtain the approval of its shareholders required to consummate the proposed transaction; the risk that the conditions to the proposed transaction are not satisfied on a timely basis, or at all, or the failure of the proposed transaction to close for any other reason or to close on the anticipated terms; the risk that any regulatory approval, consent or authorization that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated or that could adversely affect the expected benefits of the transaction; significant and/or unanticipated difficulties, liabilities or expenditures relating to the transaction; the effect of the announcement, pendency or completion of the proposed transaction on the parties’ business relationships and business operations generally; the effect of the announcement or pendency of the proposed transaction on the parties’ common or ordinary share prices and uncertainty as to the long-term value of PANW’s or CyberArk’s common or ordinary share; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the outcome of any legal proceedings that may be instituted against PANW, CyberArk or their respective directors; developments and changes in general or worldwide market, geopolitical, economic, and business conditions; failure of PANW’s platformization product offerings; failure to achieve the expected benefits of PANW’s strategic partnerships and acquisitions; changes in the fair value of PANW’s contingent consideration liability associated with acquisitions; risks associated with managing PANW’s growth; risks associated with new product, subscription and support offerings, including product offerings that leverage AI; shifts in priorities or delays in the development or release of new product or subscription or other offerings, or the failure to timely develop and achieve market acceptance of new products and subscriptions as well as existing products, subscriptions and support offerings; failure of PANW’s or CyberArk’s business strategies; rapidly evolving technological developments in the market for security products, subscriptions and support offerings; defects, errors, or vulnerabilities in our products, subscriptions or support offerings; PANW’s customers’ purchasing decisions and the length of sales cycles; PANW’s competition; PANW’s ability to attract and retain new customers; PANW’s ability to acquire and integrate other companies, products, or technologies in a successful manner; PANW’s share repurchase program, which may not be fully consummated or enhance shareholder value, and any share repurchases which could affect the price of its common stock. For additional risks and uncertainties on these and other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to PANW’s and CyberArk’s respective periodic reports and other filings with the Securities and Exchange Commission (the “SEC”), including the risk factors contained in PANW’s and CyberArk’s annual report on Form 10-K or 20-F, as applicable, periodic quarterly reports on Form 10-Q or reports of foreign private issuer on Form 6-K, as applicable. All forward-looking statements in this communication are based on current beliefs and information available to management as of the date hereof, and neither PANW nor CyberArk assumes any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

Additional Information about the Merger and Where to Find It No Offer or Solicitation This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. Additional Information about the Merger and Where to Find It In connection with the proposed transaction, PANW intends to file with the SEC a registration statement on Form S-4, which will include a proxy statement of CyberArk that also constitutes a prospectus of PANW common shares to be offered in the proposed transaction. Each of PANW and CyberArk may also file or furnish other relevant documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement/prospectus or registration statement or any other document that PANW or CyberArk may file or furnish with the SEC or send to security holders in connection with the proposed transaction. The registration statement will include a definitive proxy statement/prospectus, which will be sent to shareholders of CyberArk seeking their approval of the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED OR FURNISHED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement and proxy statement/prospectus, when available, and other documents containing important information about PANW, CyberArk and the proposed transaction, once such documents are filed or furnished with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by PANW will be available free of charge on PANW’s website at www.paloaltonetworks.com or by contacting PANW’s Investor Relations Department by email at ir@paloaltonetworks.com. Copies of the documents filed or furnished with the SEC by CyberArk will be available free of charge on CyberArk’s website at www.cyberark.com or by contacting CyberArk’s Investor Relations department by email at ir@cyberark.com.com or by phone at 617-558-2132.

Strong Strategic Rationale Accelerates Platformization by adding a net new platform in Identity Security Covering all major Security TAMs by adding $29 billion1 Identity Security opportunity, with further upside from securing AI agents Accretive to Revenue Growth and Gross Margin immediately post-close. Accretive to Free Cash Flow per share in FY’28 Significant revenue synergy potential, including cross-sell into Palo Alto Networks’ 70K+ customer base 1 Source: IDC Semiannual Security Products Tracker - Forecast for Identity and Access Management, May 2025.

Where We've Been: Our Multi-Platform Evolution Over The Last Seven Years

2018 | Palo Alto Networks

Next-Generation Firewall Company with green shoots in broader cybersecurity

- **$2.6B** Revenue Run Rate[1]
- **1** Category of Cybersecurity with Leadership recognition

2025 | Palo Alto Networks

Cybersecurity Leader across **Firewall, SASE, Cloud Security** and **SOC Automation**

- **$10B** Revenue Run Rate[2]
- **>$5B** Next-Generation Security ARR[3], driven by expansion in new businesses
- **>20** Categories of Cybersecurity with Leadership recognition

[1] Based on Q4 FY'18 Revenue run rate. Annual Revenue run rate based on Q4 FY'18 Revenue multiplied by four.
[2] Based on Q4 FY'25 Revenue guidance mid-point run rate. Q4 FY'25 revenue guidance provided on 5/20/2025. Annual Revenue run rate based on Q4 FY'25 Revenue guidance mid-point multiplied by four.
[3] NGS ARR as of Q3 FY'25. ARR = Annualized Recurring Revenue. Next-Gen Security ARR is annualized allocated revenue of all active contracts as of the final day of the reporting period for Prisma and Cortex offerings inclusive of the VM-Series and related services, and certain cloud-delivered security services. Beginning Q1'25, NGS ARR includes revenue attributable to QRadar software as a service contracts.

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© 2025 Palo Alto Networks, Inc. All rights reserved. Proprietary and confidential information.

The Next Chapter of Our Multi-Platform Journey: Identity Security SASE Security Operations Identity Security* Already a Leader in Multiple Security Categories, including Network Security, SASE, Security Operations, and Cloud Security Plan to join forces with CyberArk, a category leader in Identity Security Will Solidify Our Leadership in All Major Cybersecurity Categories Network Security Cloud Security *Subject to the closing of the proposed acquisition of CyberArk.

Why Now? Multiple Major Inflections Happening in Identity Security I - The Convergence of Identity and Security II - The Need for Platformization in Identity Security III - The Rise of Machine Identities and AI Agents

I - The Convergence of Identity and Security The Current IAM Paradigm Is Broken Today, PAM and IAM Cost to Serve Is Nearly Identical The future of Identity Security is aligned with the PAM vision that can be deployed across entire employee base 88% 1 Source: Verizon 2025 Data Breach Investigations Report. Note: Chart on right hand side is not to scale. Of attacks involve stolen credentials1 Every user can now be considered a “privileged user” -- PAM is no longer reserved for smaller populations 8M CyberArk PAM Users Today >1B Potential IAM Users

II - The Need for Platformization in Identity Security

Identity Security is **highly fragmented** with over one hundred vendors

$29B

2025 Identity TAM


IAM
PAM
IGA
ITDR
ISPM
Hundreds of Identity Vendors

Identity Platformization enables better security posture for customers

70%

of companies say identity silos are a root cause of cybersecurity risk[1]

Privileged Access Mgmt. (PAM) is the backbone of an identity security platform

PAM

Delivers security with identity, rather than authentication alone

[1] Source: CyberArk 2025 Identity Security Landscape Report.

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© 2025 Palo Alto Networks, Inc. All rights reserved. Proprietary and confidential information.
paloalto NETWORKS

III - The Rise of Machine Identities and AI Agents

Machine identities vastly outnumber human identities, expected to increase further with rise of AI agents

80:1 Machine to Human Identity Ratio[1]

AI agents require strict and purpose-built permission management

Agents behave in non-deterministic ways, driving the need to continuously manage AI agent permissioning

Palo Alto Networks + CyberArk will create the leading platform to **secure AI agents end-to-end**, from managing access to agentic identities, to enforcing policy in runtime

Billions
of Machine Identities & AI Agents to be Secured

[1]Source: CyberArk, Machine Identities Machine Identities Outnumber Humans by More Than 80 to 1, Apr-25.

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© 2025 Palo Alto Networks, Inc. All rights reserved. Proprietary and confidential information.
paloalto

We Will Cover All of the Major Cybersecurity TAMs


$19B
$19B
(Firewall)
2018
Palo Alto Networks TAM[1]
$181B
$93B
(SOC + Cloud)
$59B
(Firewall + SASE)
$29B
(Identity)
2025
Palo Alto Networks TAM[1]
2025
Identity TAM[2]
$257B
$47B
(Identity)
$130B
(SOC + Cloud)
$80B
(Firewall + SASE)
2028
Palo Alto Networks[1] + Identity TAM[2]
Upside TAM potential from securing machine identities and AI agents

Until 2018, our ***TAM was primarily*** *related to* ***firewalls***

In last 7 years, ***expanded our TAM by investing in inflecting sectors****. Identity had not seen such inflection.*

Growth *in existing categories, plus* ***incremental TAM*** *opportunity in* ***Identity***

[1]Source: 2018, 2025, and 2028 TAM using the sources shared in the Palo Alto Networks Q4'23 Earnings Call and Medium Term Update Investor Presentation.
[2]Source: IDC Semiannual Security Products Tracker - Forecast for Identity and Access Management, May 2025.

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© 2025 Palo Alto Networks, Inc. All rights reserved. Proprietary and confidential information.

paloalto

Reshaping the Future of Identity Security Our Shared Vision Every identity secured with the right level of privilege controls Joining Forces to accelerate growth and innovation Unified Platform for all identities Human, machine, AI

Better Together: Combining Multiple Category Leaders to Create an Evergreen Cybersecurity Company

$9.18B
FY25E Total Revenue[1]

70K+
Enterprise Customers
(incl. >75% of G2000)

Leader
In Network Security, Cloud Security & Security Operations

~16K
Employees

$1.32B
FY25E Total Revenue[2]

10K
Customers
(incl. >55% of F500)

Leader
In Identity Security[3]

~4K
Employees

[1]Represents the mid-point of guidance provided on 5/20/2025.
[2]Represents the mid-point of guidance provided on 5/13/2025.
[3]2024 Gartner Magic Quadrant for Privileged Access Management.
Palo Alto Networks and CyberArk remain independent companies prior to closing.

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© 2025 Palo Alto Networks, Inc. All rights reserved. Proprietary and confidential information.
paloalto NETWORKS

Transaction Overview & Key Terms

Transaction Considerations	• Total equity value of approximately $25 billion • $45 in cash and 2.2005 shares of Palo Alto Networks common stock for each CyberArk share • 26% premium to the unaffected 10-day average of the daily VWAPs of CyberArk as of July 25, 2025[1]
Anticipated Transaction Close	• Anticipated to close during the second half of Palo Alto Networks' Fiscal Year 2026 • Subject to approval of CyberArk shareholders • Subject to satisfaction of customary closing conditions, including applicable regulatory clearances
Preliminary Financial Expectations	• Expected to be revenue growth & gross margin accretive immediately post-close • Expected to be accretive to free cash flow per share in FY'28

[1] *Calculated based on the unaffected 10-day average of the daily VWAPs as of Friday, July 25, 2025: $196.66 per share for Palo Alto Networks, and $380.17 per share for CyberArk.*

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© 2025 Palo Alto Networks, Inc. All rights reserved. Proprietary and confidential information.

Reaffirming Palo Alto Networks Q4’25 and FY’25 Guidance Shared on 5/20/2025 Q4 FY’25 Guidance (as of 5/20/25) FY 2025 Guidance (as of 5/20/25) Next-Gen Security ARR $5.52B - $5.57B 31% - 32% y/y $5.52B - $5.57B 31% - 32% y/y Remaining Performance Obligation $15.2B - $15.3B 19% - 20% y/y $15.2B - $15.3B 19% - 20% y/y Total Revenue $2.49B - $2.51B 14% - 15% y/y $9.17B - $9.19B 14% y/y Operating Margin (Non-GAAP) 28.2% - 28.5% +90 bps - +120 bps y/y Diluted EPS (Non-GAAP) $0.87 - $0.89 16% - 19% y/y $3.26 - $3.28 15% y/y Adj. Free Cash Flow Margin (Non-GAAP) 37.5% - 38.0% Fiscal year ending on July 31. We look forward to sharing the details of our Q4’25 and FY’25 results on our Q4’25 Earnings Calls on 8/18/2025